Exhibit 99.1

UMB Financial Corporation	News Release
1010 Grand Boulevard
Kansas City, MO 64106
816.860.7000
umb.com

//FOR IMMEDIATE RELEASE//

Media Contact: Heather Miller: 303.521.0861

Investor Relations Contact: Kay Gregory: 816.860.7106

UMB Financial Corporation Reports Third Quarter 2016 Earnings of $41.9 million, or $0.85 per Diluted Share

KANSAS CITY, Mo. (Oct. 25, 2016) – UMB Financial Corporation (Nasdaq: UMBF), a diversified financial holding company, announced earnings for the third quarter 2016 of $41.9 million or $0.85 per diluted share, compared to $37.5 million or $0.76 per diluted share in the second quarter 2016 (linked quarter) and $22.5 million or $0.46 per diluted share during the third quarter 2015. Year-to-date earnings as of September 30, 2016, were $115.9 million or $2.36 per diluted share, compared to $86.4 million or $1.84 per diluted share for the nine month period ended September 30, 2015.

Net operating income, a non-GAAP financial measure which is reconciled to the nearest comparable GAAP measure later in this release, was $43.0 million or $0.87 per diluted share for the third quarter 2016, compared to $39.5 million or $0.80 per diluted share for the linked quarter and $26.1 million or $0.53 per diluted share for the third quarter 2015. Year-to-date net operating income as of September 30, 2016, was $121.2 million or $2.46 per diluted share, compared to $89.1 million or $1.89 per diluted share for the nine month period ended September 30, 2015.

Summary of financial results	UMB Financial Corporation

(unaudited, dollars in thousands, except per share data)

	Q3	Q2	Q3
	2016	2016	2015
GAAP
Net income	$41,946	$37,518	$22,451
Earnings per share (diluted)	0.85	0.76	0.46
Return on average assets	0.85%	0.78%	0.49%
Return on average equity	8.25	7.62	4.72
Efficiency ratio	70.23%	73.61%	80.79%

Non-GAAP
Net operating income	$42,985	$39,466	$26,116
Operating earnings per share (diluted)	0.87	0.80	0.53
Operating return on average assets	0.87%	0.82%	0.57%
Operating return on average equity	8.46	8.02	5.49
Operating efficiency ratio	69.58%	72.38%	78.25%

“Our strong results reflect double-digit revenue growth, driven by continued loan growth, higher loan yields, and improved noninterest income, compared to the third quarter 2015,” said Mariner Kemper, chairman and chief executive officer. “During the same period, operating expenses declined approximately one percent as we continued to execute on efficiency initiatives, as evidenced by our improved performance metrics.”

Summary of revenue	UMB Financial Corporation
(unaudited, dollars in thousands)

	Q3	Q2	Q3	CQ vs.	CQ vs.
	2016	2016	2015	LQ	PY

Net interest income (GAAP)	$124,765	$121,210	$109,895	$3,555	$14,870
Noninterest income:
Trust and securities processing	60,218	59,745	65,182	473	(4,964)
Trading and investment banking	6,114	5,638	2,969	476	3,145
Service charges on deposit accounts	21,832	22,420	21,663	(588)	169
Insurance fees and commisions	698	1,160	480	(462)	218
Brokerage fees	4,712	4,262	2,958	450	1,754
Bankcard fees	17,086	17,534	17,624	(448)	(538)
Gains on sales of securities available for sale, net	2,978	2,598	101	380	2,877
Equity earnings (losses) on alternative investments	1,594	978	(5,032)	616	6,626
Other	6,716	7,112	3,153	(396)	3,563

Total noninterest income	$121,948	$121,447	$109,098	$501	$12,850

Total Revenue	$246,713	$242,657	$218,993	$4,056	$27,720

Net interest margin (FTE)	2.87%	2.86%	2.73%

Total noninterest income as a % of total revenue	49.4%	50.0%	49.8%

Net interest income

•	On a linked quarter basis, the increase in net interest income was driven by an increase in average loans of $294.4 million, higher average loan yields, and an extra day of interest income. The average loan yields increased four basis points to 3.86 percent.

•	On a year-over-year basis, the increase in net interest income was driven by growth in average loans of $1.2 billion and higher average loan yields, which increased ten basis points from a year ago.

•	For the third quarter 2016, average earning assets stood at $18.4 billion, an increase of 1.6 percent over the linked quarter and 9.1 percent over the third quarter 2015.

Noninterest income

•	Third quarter 2016 noninterest income remained flat as compared to the linked quarter and represented 49.4 percent of total revenue.

•	The improvement in noninterest income over the same quarter in 2015 was driven by increases in equity earnings on alternative investments due to improvements in the valuation of the underlying Prairie Capital Management (PCM) fund investments, an increase in trading and investment banking fees, increases in gains on sales of securities available for sale, an increase in brokerage fees driven by corporate debt underwriting fees and 12b-1 income, and a $3.5 million increase in the fair value of company-owned life insurance recorded in other noninterest income.

•	Trust and securities processing income decreased year-over-year primarily due to a $4.7 million, or 36.5 percent, decrease in advisory fee income from the Scout Funds.

Summary of Noninterest expense	UMB Financial Corporation
(unaudited, dollars in thousands)

	Q3	Q2	Q3	CQ vs.	CQ vs.
	2016	2016	2015	LQ	PY

Salaries and employee benefits	$109,369	$108,997	$104,733	$372	$4,636
Occupancy, net	11,394	11,139	11,748	255	(354)
Equipment	16,231	17,032	17,228	(801)	(997)
Supplies and services	4,624	4,719	5,371	(95)	(747)
Marketing and business development	5,332	6,313	5,766	(981)	(434)
Processing fees	11,264	11,464	12,795	(200)	(1,531)
Legal and consulting	4,450	4,937	8,648	(487)	(4,198)
Bankcard	5,015	5,369	5,266	(354)	(251)
Amortization of other intangible assets	2,992	3,145	3,483	(153)	(491)
Regulatory fees	3,370	3,692	3,176	(322)	194
Other	5,742	8,536	7,065	(2,794)	(1,323)

Total noninterest expense	$179,783	$185,343	$185,279	$(5,560)	$(5,496)

Noninterest expense

•	On a non-GAAP basis, operating noninterest expense, which excludes the impact of acquisition expenses and other items as reconciled later in this release, was $178.2 million for the third quarter 2016, a decrease of $4.0 million, or 2.2 percent, compared to the linked quarter, and $1.4 million, or 0.8 percent, compared to the third quarter 2015.

•	Severance related to previously disclosed efficiency initiatives, Marquette-related severance, and other acquisition-related expenses totaled $1.6 million in the third quarter 2016, compared to $3.0 million for the linked quarter and $5.8 million for same quarter last year.

•	On a linked quarter basis, the decrease in other noninterest expense was driven by a $1.8 million decline in operational losses.

•	The decrease in noninterest expense compared to the third quarter 2015 was primarily driven by:

•	lower legal and consulting fees driven by a $1.9 million decrease in legal-related acquisition expenses;

•	decreased processing fees paid to distributors of the Scout Funds;

•	a $1.1 million decrease in off-balance sheet commitment reserves in other noninterest expense; and

•	Offset by increased salaries and employee benefits due to $3.5 million of deferred compensation plan fair value increases, and $2.0 million in volume-related bonus and commission expense driven by increased company performance, partially offset by a decrease of $1.8 million in Marquette-related severance.

•	The company’s effective tax rate decreased to 22.2 percent for the third quarter 2016, compared to 25.4 percent for the linked quarter. The decrease is primarily attributable to an increase in federal tax credits and a larger portion of income earned from excludable life insurance policy gains.

Balance Sheet

•	Average total assets for the third quarter 2016 were $19.7 billion compared to $18.1 billion for the same period in 2015, an increase of $1.6 billion, or 8.7 percent.

Summary of loans and leases	UMB Financial Corporation
(unaudited, dollars in thousands)

	September 30,	June 30,	September 30,	CQ vs.	CQ vs.
	2016	2016	2015	LQ	PY

Period End:
Commercial	$4,438,579	$4,444,137	$4,087,413	$(5,558)	$351,166
Asset-based	236,566	223,339	218,666	13,227	17,900
Factoring	107,762	101,327	105,978	6,435	1,784
Commercial credit card	165,434	145,359	143,726	20,075	21,708
Real estate - construction	682,705	531,776	367,117	150,929	315,588
Real estate - commercial	3,010,569	2,985,194	2,491,879	25,375	518,690
Real estate - residential	511,132	478,638	474,435	32,494	36,697
Real estate - HELOC	721,847	741,703	719,039	(19,856)	2,808
Consumer credit card	262,751	270,353	284,338	(7,602)	(21,587)
Consumer other	124,620	124,863	113,149	(243)	11,471
Leases	31,529	36,577	40,386	(5,048)	(8,857)

Total loans	$10,293,494	$10,083,266	$9,046,126	$210,228	$1,247,368

•	Average loans at September 30, 2016, increased 3.0 percent, on a linked-quarter basis, and 14.0 percent, compared to third quarter 2015.

Summary of securities	UMB Financial Corporation
(unaudited, dollars in thousands)

	September 30,	June 30,	September 30,	CQ vs.	CQ vs.
	2016	2016	2015	LQ	PY

Securities available for sale:
U.S. Treasury	$249,526	$363,337	$352,568	$(113,811)	$(103,042)
U.S. Agencies	289,440	421,625	712,483	(132,185)	(423,043)
Mortgage-backed	3,362,296	3,600,175	3,415,575	(237,879)	(53,279)
State and political subdivisions	2,327,220	2,305,979	2,110,684	21,241	216,536
Corporates	67,205	80,063	80,435	(12,858)	(13,230)

Total securities available for sale	6,295,687	6,771,179	6,671,745	(475,492)	(376,058)
Securities held to maturity:
State and political subdivisions	1,009,117	880,600	588,478	128,517	420,639
Trading securities	58,062	56,311	23,699	1,751	34,363
Other securities	66,853	66,300	68,371	553	(1,518)

Total securities	$7,429,719	$7,774,390	$7,352,293	$(344,671)	$77,426

•	Total securities available for sale decreased 7.0 percent on a linked-quarter basis and 5.6 percent compared to September 30, 2015, demonstrating success in rotating earning assets into loans.

•	The growth in the company’s held to maturity securities portfolio is attributed to increased activity in private placement bonds, primarily used to refinance existing revenue bonds in the healthcare and education sectors.

Summary of deposits	UMB Financial Corporation
(unaudited, dollars in thousands)

	September 30,	June 30,	September 30,	CQ vs.	CQ vs.
	2016	2016	2015	LQ	PY
Deposits:
Noninterest-bearing demand	$6,008,326	$6,233,492	$6,257,944	$(225,166)	$(249,618)
Interest-bearing demand and savings	8,288,670	8,270,416	7,547,822	18,254	740,848
Time deposits under $250,000	658,541	695,629	661,877	(37,088)	(3,336)
Time deposits of $250,000 or more	422,712	449,156	593,916	(26,444)	(171,204)

Total deposits	$15,378,249	$15,648,693	$15,061,559	$(270,444)	$316,690

Non-interest bearing deposits as % of total deposits	39.07%	39.83%	41.55%

•	The cost of interest-bearing liabilities for the third quarter was 25 basis points, and total cost of funds including noninterest-bearing deposits was 17 basis points.

Capital information	UMB Financial Corporation
(unaudited, dollars in thousands, except per share data)

	September 30,	June 30,	September 30,
	2016	2016	2015

Total equity	$2,024,628	$2,003,141	$1,900,857
Book value per common share	40.86	40.44	38.56

Regulatory capital:
Common equity Tier 1 capital	$1,749,738	$1,709,986	$1,642,555
Tier 1 capital	1,749,738	1,709,833	1,659,024
Total capital	1,909,583	1,864,389	1,789,183

Regulatory capital ratios:
Common equity Tier 1 capital ratio	11.75%	11.65%	12.39%
Tier 1 risk-based capital ratio	11.75	11.65	12.51
Total risk-based capital ratio	12.82	12.70	13.50
Tier 1 leverage ratio	8.99	8.91	9.27

Credit quality	UMB Financial Corporation
(unaudited, dollars in thousands)

	Q3	Q2	Q1	Q4	Q3
	2016	2016	2016	2015	2015

Net (recoveries) charge-offs - Commercial loans	$5,538	$(59)	$2,586	$178	$636
Net charge-offs (recoveries) - Real estate loans	(67)	1,164	1,301	(50)	(65)
Net charge-offs - Consumer credit card loans	1,658	1,575	1,781	1,628	1,524
Net charge-offs - Consumer other loans	133	52	77	130	97
Net charge-offs - Total loans	7,262	2,732	5,745	1,886	2,192
Net loan charge-offs as a % of total average loans	0.28%	0.11%	0.24%	0.08%	0.10%
Loans over 90 days past due	$2,678	$4,700	$3,334	$7,324	$2,552
Loans over 90 days past due as a % of total loans	0.03%	0.05%	0.03%	0.08%	0.03%
Nonperforming loans	$79,607	$58,423	$54,933	$61,152	$49,955
Nonperforming loans as a % of total loans	0.77%	0.58%	0.57%	0.65%	0.55%
Provision for loan losses	$13,000	$7,000	$5,000	$5,000	$2,500

•	Nonperforming loans, defined as restructured loans on nonaccrual and all other nonaccrual loans, increased $21.2 million from the linked quarter driven primarily by the migration of two traditional commercial credits to non-performing status.

•	Provision for loan losses increased $6.0 million from the linked quarter, consistent with our methodology which considers the inherent risk in our loan portfolio, as well as other qualitative factors, such as macroeconomic conditions. Loan growth, increased impaired loans, and increased net charge-offs impacted the reserve this quarter.

Efficiency Initiatives

In 2015, the company announced efficiency initiatives with cost savings expected to be recognized as follows: $6.8 million in 2015, $22.6 million in 2016, and annualized savings of $32.9 million in 2017 and beyond. As an update, the company recognized $9.5 million of these cost savings in 2015, $15.0 million year-to-date 2016, and expects to recognize an additional $8.4 million in the remainder of 2016 and early 2017.

Dividend Declaration

At the company’s quarterly board meeting, the Board of Directors declared a $0.255 per share cash dividend, which represents a 4.1 percent increase over the previous dividend amount. The dividend is payable on Jan. 3, 2017, to shareholders of record at the close of business on Dec. 9, 2016.

Conference Call

The company plans to host a conference call to discuss its third quarter 2016 earnings results on Wednesday, Oct. 26, 2016, at 8:30 a.m. (CT).

Interested parties may access the call by dialing (toll-free) 877-267-8760 or (U.S.) 412-542-4148 and requesting to join the UMB Financial call. The live call can also be accessed by visiting the investor relations area of umbfinancial.com or by using the following the link:

UMB Financial 3Q 2016 Conference Call

A replay of the conference call may be heard through Nov. 9, 2016, by calling (toll-free) 877-344-7529 or (U.S.) 412-317-0088. The replay pass code required for playback is 10093649. The call replay may also be accessed via the company’s website umbfinancial.com by visiting the investor relations area.

Non-GAAP Financial Information

In this release, we provide information about net operating income, operating earnings per share (operating EPS), operating return on average equity (operating ROE), operating return on average assets (operating ROA), operating noninterest expense, and operating efficiency ratio, all of which are non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles (GAAP) and should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between the non-GAAP financial measures—net operating income, operating EPS, operating ROE, operating ROA, operating noninterest expense and operating efficiency ratio—and the nearest comparable GAAP financial measures are reconciled later in this release. The company believes that these non-GAAP financial measures and the reconciliations may be useful to investors because they adjust for acquisition- and severance-related items that management does not believe reflect the company’s fundamental operating performance.

Net operating income for the relevant period is defined as GAAP net income, adjusted to reflect the impact of excluding the following: (i) fair value adjustments on contingent consideration for the acquisitions of Prairie Capital Management, LLC (PCM) and Reams Asset Management Company (Reams), (ii) expenses related to the acquisition of Marquette Financial Companies (Marquette), (iii) non-acquisition related severance expense and (iv) the tax impact of the previous adjustments. The company believes that the financial impact of excluding non-acquisition related severance expense will be immaterial in the near future. It is excluded from certain non-GAAP financial measures as it has an unusually large impact on the company’s financial statements.

Operating EPS (basic and diluted) is calculated as earnings per share as report, adjusted to reflect, on a per share basis, the impact of excluding the non-GAAP adjustments described in clauses (i)-(iv) above for the relevant period. Operating ROE is calculated as net operating income, divided by the company’s average total shareholders’ equity for the relevant period. Operating ROA is calculated as net operating income, divided by the company’s average assets for the relevant period. Operating noninterest expense for the relevant period is defined as GAAP noninterest expense, adjusted to reflect the pre-tax impact of non-GAAP adjustments described in clauses (i)-(iii) above. Operating efficiency ratio is calculated as the company’s operating noninterest expense, net of amortization of other intangibles, divided by the company’s total revenue (tax equivalent net interest income plus noninterest income less gains on sales of securities available for sale, net).

Forward-Looking Statements:

This release contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as our statements about expected cost savings and other results of efficiency initiatives and our statements about the intent to make strategic investments. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2015, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

About UMB:

UMB Financial Corporation (Nasdaq: UMBF) is a diversified financial holding company headquartered in Kansas City, Mo., offering complete banking services, payment solutions, asset servicing and institutional investment management to customers. UMB operates banking and wealth management centers throughout Missouri, Illinois, Colorado, Kansas, Oklahoma, Nebraska, Arizona and Texas, as well as two national specialty-lending businesses. Subsidiaries of the holding company include companies that offer services to mutual funds and alternative-investment entities and registered investment advisors that offer equity and fixed income strategies to institutions and individual investors. For more information, visit umb.com, umbfinancial.com, blog.umb.com or follow us on Twitter at @UMBBank, Facebook at facebook.com/UMBBank and LinkedIn at linkedin.com/company/umb-bank.

Non-GAAP Financial Measures	UMB Financial Corporation
Net operating income non-GAAP reconciliation:
(unaudited, dollars in thousands, except share and per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Net income (GAAP)	$41,946	$22,451	$115,867	$86,430
Adjustments:
Fair value adjustments on contingent consideration (i)	—	(59)	67	(3,477)
Acquisition expenses (ii)	435	4,856	4,473	6,409
Non-acquisition severance expense (iii)	1,189	930	3,761	1,283
Tax-impact of adjustments (iv)	(585)	(2,062)	(2,988)	(1,517)

Total Non-GAAP adjustments (net of tax)	1,039	3,665	5,313	2,698

Net operating income (Non-GAAP)	$42,985	$26,116	$121,180	$89,128

Earnings per share as reported - diluted	$0.85	$0.46	$2.36	$1.84
Fair value adjustments on contingent consideration (i)	—	—	—	(0.07)
Acquisition expenses (ii)	0.01	0.09	0.09	0.12
Non-acquisition severance expense (iii)	0.02	0.02	0.07	0.03
Tax-impact of adjustments (iv)	(0.01)	(0.04)	(0.06)	(0.03)

Operating earnings per share - diluted	$0.87	$0.53	$2.46	$1.89

GAAP
Return on average assets	0.85%	0.49%	0.79%	0.66%
Return on average equity	8.25	4.72	7.81	6.53

Non-GAAP
Operating return on average assets	0.87%	0.57%	0.83%	0.68%
Operating return on average equity	8.46	5.49	8.17	6.73

Operating noninterest expense and operating efficiency ratio non-GAAP reconciliation:	UMB Financial Corporation
(unaudited, dollars in thousands except share and per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Noninterest expense	$179,783	$185,279	$545,570	$521,656
Adjustments to arrive at operating noninterest expense (pre-tax):
Fair value adjustments on contingent consideration (i)	—	(59)	67	(3,477)
Acquisition expenses (ii)	435	4,856	4,473	6,409
Non-acquisition severance expense (iii)	1,189	930	3,761	1,283

Total Non-GAAP adjustments (pre-tax)	1,624	5,727	8,301	4,215

Operating noninterest expense	$178,159	$179,552	$537,269	$517,441

Noninterest expense	$179,783	$185,279	$545,570	$521,656
Less: Amortization of other intangibles	2,992	3,483	9,363	8,807

Noninterest expense, net of amortization of other intangibles (numerator A)	$176,791	$181,796	$536,207	$512,849

Operating noninterest expense	$178,159	$179,552	$537,269	$517,441
Less: Amortization of other intangibles	2,992	3,483	9,363	8,807

Operating expense, net of amortization of other intangibles (numerator B)	$175,167	$176,069	$527,906	$508,634

Net interest income (tax equivalent) (v)	$132,765	$116,024	$386,190	$314,886
Noninterest income	121,948	109,098	359,745	353,855
Less: Gains on sales of securities available for sale, net	2,978	101	8,509	8,404

Total (denominator A)	$251,735	$225,021	$737,426	$660,337

Efficiency ratio (numerator A/denominator A)	70.23%	80.79%	72.71%	77.66%
Operating efficiency ratio (numerator B/denominator A)	69.58	78.25	71.59	77.03

(i)	Represents fair value adjustments to contingent consideration for the acquisitions of PCM and Reams.
(ii)	Represents expenses related to the acquisition of Marquette.
(iii)	Represents non-acquisition severance expense related to UMB-legacy employees as management excludes severance expense from its internal evaluation of company performance. Severance expense for Marquette-legacy employees is included in item (ii).
(iv)	Calculated using the company’s marginal tax rate of 36%.
(v)	Tax-exempt interest income has been adjusted to a tax equivalent basis. The amount of such adjustment was an addition to net interest income of $8.0 million and $6.2 million for the three months ended September 30, 2016 and 2015, respectively and $22.3 million and $17.3 million for the nine months ended September 30, 2016 and 2015, respectively.

Consolidated Balance Sheets	UMB Financial Corporation
(unaudited, dollars in thousands)

	September 30,
	2016	2015

Assets
Loans	$10,293,494	$9,046,126
Allowance for loan losses	(90,404)	(78,030)

Net loans	10,203,090	8,968,096

Loans held for sale	11,880	1,013
Investment securities:
Available for sale	6,295,687	6,671,745
Held to maturity	1,009,117	588,478
Trading securities	58,062	23,699
Other securities	66,853	68,371

Total investment securities	7,429,719	7,352,293

Federal funds and resell agreements	244,891	98,762
Interest-bearing due from banks	453,189	847,077
Cash and due from banks	354,184	339,592
Premises and equipment, net	287,267	281,704
Accrued income	93,016	87,863
Goodwill	228,396	227,962
Other intangibles, net	37,419	50,065
Other assets	383,095	343,538

Total assets	$19,726,146	$18,597,965

Liabilities
Deposits:
Noninterest-bearing demand	$6,008,326	$6,257,944
Interest-bearing demand and savings	8,288,670	7,547,822
Time deposits under $250,000	658,541	661,877
Time deposits of $250,000 or more	422,712	593,916

Total deposits	15,378,249	15,061,559

Federal funds and repurchase agreements	2,021,123	1,342,600
Short-term debt	—	5,000
Long-term debt	75,418	83,534
Accrued expenses and taxes	163,221	168,716
Other liabilities	63,507	35,699

Total liabilities	17,701,518	16,697,108

Shareholders’ Equity
Common stock	55,057	55,057
Capital surplus	1,028,869	1,015,383
Retained earnings	1,112,613	1,016,206
Accumulated other comprehensive income	42,512	26,530
Treasury stock	(214,423)	(212,319)

Total shareholders’ equity	2,024,628	1,900,857

Total liabilities and shareholders’ equity	$19,726,146	$18,597,965

Consolidated Statements of Income	UMB Financial Corporation
(unaudited, dollars in thousands except share and per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Interest Income
Loans	$98,820	$84,686	$283,313	$220,314
Securities:
Taxable interest	17,012	18,498	55,221	56,469
Tax-exempt interest	14,797	11,320	41,377	31,842

Total securities income	31,809	29,818	96,598	88,311
Federal funds and resell agreements	790	175	1,939	377
Interest-bearing due from banks	445	475	1,772	1,761
Trading securities	174	75	399	303

Total interest income	132,038	115,229	384,021	311,066

Interest Expense
Deposits	4,626	3,863	12,817	10,433
Federal funds and repurchase agreements	1,894	427	4,750	1,389
Other	753	1,044	2,587	1,631

Total interest expense	7,273	5,334	20,154	13,453

Net interest income	124,765	109,895	363,867	297,613
Provision for loan losses	13,000	2,500	25,000	10,500

Net interest income after provision for loan losses	111,765	107,395	338,867	287,113

Noninterest Income
Trust and securities processing	60,218	65,182	179,448	199,862
Trading and investment banking	6,114	2,969	16,382	14,659
Service charges on deposits	21,832	21,663	65,713	64,829
Insurance fees and commissions	698	480	3,355	1,636
Brokerage fees	4,712	2,958	13,159	8,748
Bankcard fees	17,086	17,624	52,636	51,842
Gains on sale of securities available for sale, net	2,978	101	8,509	8,404
Equity (loss) earnings on alternative investments	1,594	(5,032)	2,191	(6,999)
Other	6,716	3,153	18,352	10,874

Total noninterest income	121,948	109,098	359,745	353,855

Noninterest Expense
Salaries and employee benefits	109,369	104,733	325,216	302,855
Occupancy, net	11,394	11,748	33,505	32,070
Equipment	16,231	17,228	49,545	46,810
Supplies, postage and telephone	4,624	5,371	14,292	14,299
Marketing and business development	5,332	5,766	16,086	16,914
Processing fees	11,264	12,795	34,190	38,232
Legal and consulting	4,450	8,648	14,186	18,943
Bankcard	5,015	5,266	16,199	14,987
Amortization of other intangibles	2,992	3,483	9,363	8,807
Regulatory fees	3,370	3,176	10,491	8,805
Other	5,742	7,065	22,497	18,934

Total noninterest expense	179,783	185,279	545,570	521,656
Income before income taxes	53,930	31,214	153,042	119,312
Income tax provision	11,984	8,763	37,175	32,882

Net income	$41,946	$22,451	$115,867	$86,430

Per Share Data
Net income - basic	$0.86	$0.46	$2.37	$1.85
Net income – diluted	0.85	0.46	2.36	1.84
Dividends	0.245	0.235	0.735	0.705

Weighted average shares outstanding	48,849,251	48,577,282	48,792,419	46,619,428
Weighted average shares outstanding – diluted	49,284,280	49,036,332	49,162,200	47,080,009

Consolidated Statements of Comprehensive Income	UMB Financial Corporation
(unaudited, dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net Income	$41,946	$22,451	$115,867	$86,430
Other comprehensive income, net of tax:
Unrealized gains (losses) on securities:
Change in unrealized holding gains (losses), net	(16,946)	46,166	90,639	33,289
Less: Reclassifications adjustment for gains included in net income	(2,978)	(101)	(8,509)	(8,404)

Change in unrealized gains (losses) on securities during the period	(19,924)	46,065	82,130	24,885
Change in unrealized losses on derivatives	(643)	—	(7,677)	—

Income tax (expense) benefit	7,784	(17,394)	(28,223)	(9,361)

Other comprehensive income (loss)	(12,783)	28,671	46,230	15,524

Comprehensive income	$29,163	$51,122	$162,097	$101,954

Consolidated Statements of Shareholders’ Equity	UMB Financial Corporation
(unaudited, dollars in thousands, except per share data)

				Accumulated
				Other
	Common	Capital	Retained	Comprehensive	Treasury
	Stock	Surplus	Earnings	Income (Loss)	Stock	Total
Balance - January 1, 2015	$55,057	$894,602	$963,911	$11,006	$(280,818)	$1,643,758
Total comprehensive income	—	—	86,430	15,524	—	101,954
Cash dividends ($0.705 per share)	—	—	(34,135)	—	—	(34,135)
Purchase of treasury stock	—	—	—	—	(6,172)	(6,172)
Issuance of equity awards	—	(4,180)			4,639	459
Recognition of equity based compensation	—	9,030	—	—	—	9,030
Net tax benefit related to equity compensation plans	—	732	—	—	—	732
Sale of treasury stock	—	475	—	—	315	790
Exercise of stock options	—	2,089	—	—	2,615	4,704
Common stock issuance	—	112,635	—	—	67,102	179,737

Balance – September 30, 2015	$55,057	$1,015,383	$1,016,206	$26,530	$(212,319)	$1,900,857

Balance - January 1, 2016	$55,057	$1,019,889	$1,033,990	$(3,718)	$(211,524)	$1,893,694
Total comprehensive income	—	—	115,867	46,230	—	162,097
Cash dividends ($0.735 per share)	—	—	(36,388)	—	—	(36,388)
Purchase of treasury stock	—	—	—	—	(14,189)	(14,189)
Issuance of equity awards	—	(3,373)	—	—	3,802	429
Recognition of equity based compensation	—	8,253	—	—	—	8,253
Sale of treasury stock	—	362	—	—	474	836
Exercise of stock options	—	2,400	—	—	7,014	9,414
Cumulative effect adjustment	—	1,338	(856)	—	—	482

Balance – September 30, 2016	$55,057	$1,028,869	$1,112,613	$42,512	$(214,423)	$2,024,628

Average Balances / Yields and Rates	UMB Financial Corporation
(tax - equivalent basis) (unaudited, dollars in thousands)

	Three Months Ended September 30,
	2016		2015
	Average	Average	Average	Average
	Balance	Yield/Rate	Balance	Yield/Rate
Assets
Loans, net of unearned interest	$10,181,819	3.86%	$8,933,775	3.76%
Securities:
Taxable	4,449,485	1.52	4,750,122	1.54
Tax-exempt	3,158,966	2.86	2,557,629	2.70

Total securities	7,608,451	2.08	7,307,751	1.95
Federal funds and resell agreements	217,287	1.45	83,048	0.84
Interest-bearing due from banks	314,619	0.56	481,575	0.39
Trading securities	51,280	1.75	36,171	1.04

Total earning assets	18,373,456	3.03	16,842,320	2.86
Allowance for loan losses	(86,368)		(78,419)
Other assets	1,405,152		1,356,548

Total assets	$19,692,240		$18,120,449

Liabilities and Shareholders’ Equity
Interest-bearing deposits	$9,431,253	0.20%	$8,532,814	0.18%
Federal funds and repurchase agreements	2,261,863	0.33	1,634,394	0.10
Borrowed funds	82,340	3.64	88,468	4.68

Total interest-bearing liabilities	11,775,456	0.25	10,255,676	0.21
Noninterest-bearing demand deposits	5,690,838		5,800,870
Other liabilities	203,953		176,040
Shareholders’ equity	2,021,993		1,887,863

Total liabilities and shareholders’ equity	$19,692,240		$18,120,449

Net interest spread		2.78%		2.65%
Net interest margin		2.87		2.73

Average Balances / Yields and Rates	UMB Financial Corporation
(tax - equivalent basis) (unaudited, dollars in thousands)

	Nine Months Ended September 30,
	2016		2015
	Average	Average	Average	Average
	Balance	Yield/Rate	Balance	Yield/Rate
Assets
Loans, net of unearned interest	$9,874,298	3.83%	$8,163,984	3.61%
Securities:
Taxable	4,650,111	1.59	4,864,016	1.55
Tax-exempt	2,984,538	2.85	2,407,653	2.72

Total securities	7,634,649	2.08	7,271,669	1.94
Federal funds and resell agreements	181,854	1.42	62,326	0.81
Interest-bearing due from banks	425,155	0.56	665,667	0.35
Trading securities	39,588	1.70	34,507	1.51

Total earning assets	18,155,544	2.99	16,198,153	2.71
Allowance for loan losses	(82,975)		(77,560)
Other assets	1,415,325		1,339,262

Total assets	$19,487,894		$17,459,855

Liabilities and Shareholders’ Equity
Interest-bearing deposits	$9,392,435	0.18%	$8,023,331	0.17%
Federal funds and repurchase agreements	2,041,369	0.31	1,686,766	0.11
Borrowed funds	88,621	3.90	49,169	4.43

Total interest-bearing liabilities	11,522,425	0.23	9,759,266	0.18
Noninterest-bearing demand deposits	5,809,398		5,655,878
Other liabilities	174,873		274,845
Shareholders’ equity	1,981,198		1,769,866

Total liabilities and shareholders’ equity	$19,487,894		$17,459,855

Net interest spread		2.76%		2.53%
Net interest margin		2.84		2.60

Business Segment Information	UMB Financial Corporation
(unaudited, dollars in thousands)

	Three Months Ended September 30, 2016
	Bank	Institutional Investment Management	Asset Servicing	Total
Net interest income	$121,963	$—	$2,802	$124,765
Provision for loan losses	13,000	—	—	13,000
Noninterest income	80,454	19,413	22,081	121,948
Noninterest expense	142,836	16,874	20,073	179,783

Income before taxes	46,581	2,539	4,810	53,930
Income tax expense	10,427	519	1,038	11,984

Net income	$36,154	$2,020	$3,772	$41,946

Average assets	$18,384,000	$61,000	$1,247,000	$19,692,000

	Three Months Ended September 30, 2015
	Bank	Institutional Investment Management	Asset Servicing	Total
Net interest income	$108,424	$49	$1,422	$109,895
Provision for loan losses	2,500	—	—	2,500
Noninterest income	65,207	21,398	22,493	109,098
Noninterest expense	149,269	16,495	19,515	185,279

Income before taxes	21,862	4,952	4,400	31,214
Income tax expense	6,120	1,409	1,234	8,763

Net income	$15,742	$3,543	$3,166	$22,451

				—
Average assets	$17,045,000	$66,000	$1,009,000	$18,120,000

	Nine Months Ended September 30, 2016
	Bank	Institutional Investment Management	Asset Servicing	Total
Net interest income	$355,847	$—	$8,020	$363,867
Provision for loan losses	25,000	—	—	25,000
Noninterest income	235,915	56,965	66,865	359,745
Noninterest expense	431,594	52,993	60,983	545,570

Income before taxes	135,168	3,972	13,902	153,042
Income tax expense	32,928	899	3,348	37,175

Net income	$102,240	$3,073	$10,554	$115,867

Average assets	$18,147,000	$62,000	$1,279,000	$19,488,000

	Nine Months Ended September 30, 2015
	Bank	Institutional Investment Management	Asset Servicing	Total
Net interest income	$294,210	$27	$3,376	$297,613
Provision for loan losses	10,500	—	—	10,500
Noninterest income	210,695	74,182	68,978	353,855
Noninterest expense	407,997	52,799	60,860	521,656

Income before taxes	86,408	21,410	11,494	119,312
Income tax expense	23,859	5,899	3,124	32,882

Net income	$62,549	$15,511	$8,370	$86,430

Average assets	$16,419,000	$71,000	$970,000	$17,460,000